Financial Assets and Financial Liabilities	6 Months Ended
Jun. 30, 2025
Financial Assets and Financial Liabilities [Abstract]
Financial assets and financial liabilities
12.	Financial assets and financial liabilities

Set out below is an overview of financial assets and liabilities, other than cash and cash equivalents, held by the Group as of June 30, 2025 and December 31, 2024:

	As of June 30, 2025 (unaudited)	As of December 31, 2024
	(in €)
Financial assets at amortized cost
Non-current financial assets	6,235,346	3,092,290
thereof marketable securities	5,997,963	2,854,405
Current financial assets	34,993,289	34,462,352
thereof marketable securities	34,665,371	33,969,390
Financial liabilities at amortized cost
Trade and other payables	9,946,234	11,549,150
Financial liabilities at fair value
Non-current liabilities to shareholders	4,549,915	—

In February 2025, the Company issued 6,750,000 pre-funded warrants to certain investors in the context of a public offering of securities. As of June 30, 2025, the fair value of the warrants amounted to €4.5 million.

As of June 30, 2025, the fair value of current and non-current financial assets (primarily quoted debt securities) amounted to €40.4 million (as of December 31, 2024: €42.6 million) (Level 1). The Group’s debt instruments at amortized cost consist solely of quoted securities that are graded highly by credit rating agencies such as S&P Global and, therefore, are considered low credit risk investments.

As of June 30, 2025, current and non-current financial assets increased by €3.7 million to €41.2 million compared to €37.6 million of December 31, 2025. The increase is mainly due to the subsequent reinvestment of interest bearing bank deposits (cash and cash equivalents) in marketable securities (financials assets).

As of June 30, 2025, trade and other payables decreased by €1.6 million to €9.9 million compared to €11.5 million as of December 31, 2024. As of December 31, 2024 the Company temporarily had higher trade payables from CRO’s.